Supplemental Information 1st Quarter 2017 Exhibit 99.2

2 Financial Overview 3 Segment Overview 7 Senior Housing 8 Ancillary Services 13 G&A Expense & Transaction Costs 14 Capital Expenditures 15 Cash Lease Payments 16 Unconsolidated Ventures 17 Debt & Liquidity 18 Net Asset Value Elements 20 Definitions 21 Appendix: Consolidated Statements of Cash Flows 24 Non-GAAP Financial Measures 25 Table of Contents

Overview

BROOKDALE — SENIOR LIVING SOLUTIONS —

($ in 000s, except Total RevPAR)

	FY 2016				FY 2017	YoY
	Q1	Q2	Q3	Q4	Q1	Q1
Resident fee and management fee revenue	$ 1,077,928	$ 1,072,754	$ 1,058,363	$ 1,030,338	$ 1,032,821	(4.2)%
Net income (loss)	$ (48,817)	$ (35,491)	$ (51,728)	$ (268,600)	$ (126,361)	158.8 %
Net cash provided by operating activities	$ 70,343	$ 107,496	$ 99,442	$ 88,451	$ 66,766	(5.1)%
Adjusted EBITDA	$ 182,744	$ 201,478	$ 202,343	$ 184,198	$ 198,296	8.5 %
Adjusted Free Cash Flow	$ 27,884	$ 44,886	$ 47,829	$ 33,156	$ 63,445	127.5 %
Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures	$ 17,004	$ 16,425	$ 15,353	$ 17,989	$ 17,126	0.7 %
Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures	$ 8,505	$ 9,860	$ 7,502	$ 6,763	$ 8,750	2.9 %
Total RevPAR	$ 4,366	$ 4,352	$ 4,337	$ 4,310	$ 4,405	0.9 %

As of March 31, 2017



Managed - 3rd Party: 9
Managed-Venture: 205
Leased: 476
1,052 period end number of communities
Owned: 362



Managed - 3rd Party: 1,070
Managed-Venture (1): 30,665
Leased: 38,170
103,070 period end number of units
Owned: 33,165

Q1 2017 weighted average unit occupancy

	Community	
Occupancy Band	Count	% of Period End Communities
Greater than 95%	232	22%
90% < 95%	228	22%
85% < 90%	179	17%
80% < 85%	136	13%
Less than 80%	277	26%
Total	1,052	

Consolidated Portfolio Average Asset Age	~21 years

(1) Brookdale's weighted average unit ownership percentage is 22.9%.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDA, Adjusted Free Cash Flow, Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures and Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures are financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). See the definitions of such measures under "Definitions" below and important information regarding such measures, including reconciliations to the most comparable GAAP financial measures, under "Non-GAAP Financial Measures" below.

3

4 Segment Overview (1) Senior Housing Segments Re venue (2) Segme nt O pe ra ting In come (3) (1) Brookdale’s five segments are Retirement Centers, Assisted Living, CCRCs–Rental (which combined are referred to as Senior Housing), Ancillary Services and Management Services. (2) Percentage of revenue is based on Q1 2017 resident fee and management fee revenue. (3) Percentage of segment operating income is based on Q1 2017 results. Brookdale Ancillary Services 11% Management Services 1% Senior Housing 88% Brookdale Ancillary Services 4% Management Services 5% Senior Housing 91% CCRCs - Rental 16% Retirement Centers 19% Assisted Living 65% CCRCs Rental 11% Retirement Centers 23% Assisted Living 66% Consolidated Portfolio Overview

Adjusted EBITDA and Adjusted Free Cash Flow

BROOKDALE
— SENIOR LIVING SOLUTIONS —

(All amounts in 000s)	FY 2016				FY 2017	YoY
	Q1	Q2	Q3	Q4	Q1	Q1
Resident fee and management fee revenue	$ 1,077,928	$ 1,072,754	$ 1,058,363	$ 1,030,338	$1,032,821	
Less: Facility operating expenses	(715,902)	(693,103)	(704,221)	(686,176)	(674,542)	
Combined Segment Operating Income	362,026	379,651	354,142	344,162	358,279	*(1.0)%*
Less: G&A expense (including non-cash stock-based compensation expense)	(92,621)	(90,695)	(63,425)	(66,668)	(65,560)	
Add: Non-cash stock-based compensation expense	9,769	8,994	8,455	5,067	7,774	
Less: Transaction costs	(850)	(441)	(659)	(2,040)	(7,593)	
Less: Cash operating lease payments *(see page 16)*	(95,580)	(96,031)	(96,170)	(96,323)	(94,604)	
Adjusted EBITDA	**182,744**	**201,478**	**202,343**	**184,198**	**198,296**	***8.5 %***
Less: Interest expense, net	(87,428)	(87,008)	(86,581)	(85,594)	(83,645)	
Less: Lease financing debt amortization	(15,302)	(15,532)	(16,024)	(16,409)	(17,248)	
Add: Proceeds from entrance fees, net of refunds and amortization	1,568	3,352	2,389	1,575	(173)	
Add/Less: Other [(1)]	3,336	1,355	1,313	(1,251)	937	
Less: Non-Development Capital Expenditures, net *(see page 15)*	(57,034)	(58,759)	(55,611)	(49,363)	(34,722)	
Adjusted Free Cash Flow	**$ 27,884**	**$ 44,886**	**$ 47,829**	**$ 33,156**	**$ 63,445**	***127.5 %***
Brookdale's Proportionate Share of Unconsolidated Ventures'						
Adjusted EBITDA	**$ 17,004**	**$ 16,245**	**$ 15,353**	**$ 17,989**	**$ 17,126**	***0.7 %***
Adjusted Free Cash Flow	**$ 8,505**	**$ 9,860**	**$ 7,502**	**$ 6,763**	**$ 8,750**	***2.9 %***
Weighted average shares used in computing basic and diluted net income (loss) per share	**185,153**	**185,825**	**185,946**	**185,684**	**185,689**	

(1) Primarily consists of proceeds from property insurance, cash paid for debt modification and extinguishment costs, cash paid for state income taxes, and cash proceeds from litigation insurance.

5

Adjusted EBITDA and Adjusted Free Cash Flow Distribution

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s)	Q1 2017					
	Total	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Ancillary Services	Management Services	Other [(1)]
Resident fee and management fee revenue	$ 1,032,821	$ 388,310	$ 516,645	$ 111,972	$ 15,894	$ —
Less: Facility operating expenses	(674,542)	(252,673)	(325,526)	(96,343)	—	—
Combined Segment Operating Income	358,279	135,637	191,119	15,629	15,894	—
Less: G&A expense (including non-cash stock-based compensation expense)	(65,560)	(16,808)	(22,362)	(7,225)	(11,238)	(7,927)
Add: Non-cash stock-based compensation expense	7,774	—	—	—	—	7,774
Less: Transaction costs	(7,593)	—	—	—	—	(7,593)
Less: Cash operating lease payments	(94,604)	—	(93,471)	—	—	(1,133)
Adjusted EBITDA	**198,296**	**118,829**	**75,286**	**8,404**	**4,656**	**(8,879)**
Less: Interest expense, net	(83,645)	(40,285)	(43,703)	(288)	—	631
Less: Lease financing debt amortization	(17,248)	—	(17,248)	—	—	—
Add: Proceeds from entrance fees, net of refunds and amortization	(173)	—	(173)	—	—	—
Add/Less: Other	937	—	—	—	—	937
Less: Non-Development Capital Expenditures, net	(34,722)	(13,909)	(14,801)	(22)	—	(5,990)
Adjusted Free Cash Flow	**$ 63,445**	**$ 64,635**	**$ (639)**	**$ 8,094**	**$ 4,656**	**$ (13,301)**

(1) Other is primarily comprised of corporate capital expenditures, unallocated G&A expense (primarily integration, transaction-related and strategic project costs), non-cash stock-based compensation and transaction costs.

6

Segment Overview

BROOKDALE
—SENIOR LIVING SOLUTIONS—

($ in 000s, except RevPAR and RevPOR)	FY 2016 Q1	FY 2016 Q2	FY 2016 Q3	FY 2016 Q4	FY 2017 Q1	YoY Q1
Total Senior Housing, Brookdale Ancillary and Management Services [(1)]						
Revenue	$ 1,077,928	$ 1,072,754	$ 1,058,363	$ 1,030,338	$ 1,032,821	*(4.2)%*
Combined Segment Operating Income	$ 362,026	$ 379,651	$ 354,142	$ 344,162	$ 358,279	*(1.0)%*
Combined Segment Operating Margin	*33.6%*	*35.4%*	*33.5%*	*33.4%*	*34.7%*	110 bps
Senior Housing *(see page 8)*						
Revenue	$ 938,956	$ 931,232	$ 925,568	$ 896,032	$ 904,955	*(3.6)%*
Senior Housing Operating Income	$ 330,728	$ 342,433	$ 323,986	$ 307,609	$ 326,756	*(1.2)%*
Senior Housing Operating Margin	*35.2%*	*36.8%*	*35.0%*	*34.3%*	*36.1%*	*90 bps*
Number of communities (period end)	959	956	921	902	838	
Period end number of units	80,927	80,519	78,562	77,135	71,186	
Total Average Units	80,941	80,700	80,059	78,029	76,862	
RevPAR	$ 3,863	$ 3,842	$ 3,849	$ 3,823	$ 3,919	*1.4 %*
Weighted average unit occupancy	86.1%	85.8%	86.2%	86.0%	85.3%	*-80 bps*
RevPOR	$ 4,485	$ 4,476	$ 4,465	$ 4,446	$ 4,597	*2.5 %*
Brookdale Ancillary Services Segment						
Revenue	$ 122,192	$ 123,336	$ 117,263	$ 114,042	$ 111,972	*(8.4)%*
Segment Operating Income	$ 14,518	$ 19,032	$ 14,624	$ 16,289	$ 15,629	*7.7 %*
Segment Operating Margin	*11.9%*	*15.4%*	*12.5%*	*14.3%*	*14.0%*	*210 bps*
Management Services Segment						
Segment Operating Income (comprised solely of management fees)	$ 16,780	$ 18,186	$ 15,532	$ 20,264	$ 15,894	*(5.3)%*
G&A Allocation *(see page 14)*	$ (11,256)	$ (11,200)	$ (8,567)	$ (9,505)	$ (11,238)	*(0.2)%*
Segment Operating Income (Adjusted to Include G&A Allocation)	$ 5,524	$ 6,986	$ 6,965	$ 10,759	$ 4,656	*(15.7)%*
Segment Operating Margin (Adjusted to Include G&A Allocation)	*32.9%*	*38.4%*	*44.8%*	*53.1%*	29.3%	-360 bps
Resident fee revenue under management	$ 307,457	$ 304,047	$ 300,750	$ 297,713	$ 310,050	
Number of communities (period end)	162	158	156	153	214	
Period end number of units	26,647	26,232	25,983	25,633	31,284	
Total Average Units	26,613	26,435	26,088	25,623	25,702	
RevPAR	$ 3,851	$ 3,834	$ 3,843	$ 3,873	$ 3,939	*2.3 %*
Weighted average occupancy	87.1%	86.8%	87.2%	86.8%	86.3%	*-80 bps*
RevPOR	$ 4,371	$ 4,350	$ 4,322	$ 4,367	$ 4,549	*4.1 %*

(1) Excludes reimbursed costs on behalf of managed communities of $185,228, $186,076, $187,763, $178,530 and $183,945 (in thousands), respectively.

7

Senior Housing Segments

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s, except RevPAR and RevPOR)

	FY 2016 Q1	FY 2016 Q2	FY 2016 Q3	FY 2016 Q4	FY 2017 Q1	YoY Q1
Retirement Centers						
Revenue	$ 169,426	$ 169,990	$ 170,706	$ 169,381	$ 172,620	*1.9 %*
Segment Operating Income	$ 74,449	$ 74,754	$ 73,112	$ 72,215	$ 74,002	*(0.6)%*
Segment Operating Margin	*43.9%*	*44.0%*	*42.8%*	*42.6%*	*42.9%*	*-100 bps*
Number of communities (period end)	95	95	95	93	86	
Period end number of units	17,096	17,095	17,105	17,017	16,071	
Total Average Units	17,096	17,095	17,105	17,115	17,108	
RevPAR	$ 3,303	$ 3,315	$ 3,327	$ 3,299	$ 3,363	*1.8 %*
Weighted average unit occupancy	88.9%	88.9%	89.3%	88.9%	88.0%	*-90 bps*
RevPOR	$ 3,715	$ 3,727	$ 3,727	$ 3,711	$ 3,823	*2.9 %*
Assisted Living						
Revenue	$ 617,270	$ 613,017	$ 607,345	$ 581,827	$ 590,537	*(4.3)%*
Segment Operating Income	$ 220,810	$ 234,085	$ 217,878	$ 204,044	$ 217,439	*(1.5)%*
Segment Operating Margin	*35.8%*	*38.2%*	*35.9%*	*35.1%*	*36.8%*	*100 bps*
Number of communities (period end)	820	818	783	768	720	
Period end number of units	53,503	53,459	51,494	50,682	47,296	
Total Average Units	53,510	53,521	52,991	51,087	50,540	
RevPAR	$ 3,845	$ 3,818	$ 3,820	$ 3,796	$ 3,895	*1.3 %*
Weighted average unit occupancy	85.6%	85.3%	85.6%	85.6%	84.7%	*-90 bps*
RevPOR	$ 4,493	$ 4,478	$ 4,461	$ 4,437	$ 4,600	*2.4 %*
CCRCs - Rental						
Revenue	$ 152,260	$ 148,225	$ 147,517	$ 144,824	$ 141,798	*(6.9)%*
Segment Operating Income	$ 35,469	$ 33,594	$ 32,996	$ 31,350	$ 35,315	*(0.4)%*
Segment Operating Margin	*23.3%*	*22.7%*	*22.4%*	*21.6%*	*24.9%*	*160 bps*
Number of communities (period end)	44	43	43	41	32	
Period end number of units	10,328	9,965	9,963	9,436	7,819	
Total Average Units	10,335	10,084	9,963	9,827	9,214	
RevPAR	$ 4,881	$ 4,866	$ 4,896	$ 4,876	$ 5,086	*4.2 %*
Weighted average unit occupancy	84.3%	83.7%	84.0%	83.2%	83.5%	*-80 bps*
RevPOR	$ 5,790	$ 5,812	$ 5,833	$ 5,861	$ 6,091	*5.2 %*

8

9 Revenue $ 801,832 $ 797,076 $ 797,261 $ 788,884 $ 808,348 0.8% Community Labor Expenses (325,845) (324,848) (325,247) (329,919) (332,802) Other facility operating expenses (183,843) (170,524) (183,617) (180,824) (177,569) Facility operating expenses (509,688) (495,372) (508,864) (510,743) (510,371) Same Community Operating Income $ 292,144 $ 301,704 $ 288,397 $ 278,141 $ 297,977 2.0% Same Community Operating Margin 36.4% 37.9% 36.2% 35.3% 36.9% 50 bps Number of communities (period end) 816 816 816 816 816 Total Average Units 68,558 68,558 68,551 68,552 68,544 RevPAR $ 3,894 $ 3,871 $ 3,871 $ 3,831 $ 3,925 0.8% Weighted average unit occupancy 86.7% 86.4% 86.7% 86.5% 85.7% -100 bps RevPOR $ 4,491 $ 4,479 $ 4,463 $ 4,431 $ 4,580 2.0% ($ in 000s, except RevPAR and RevPOR) FY 2016 FY 2017 YoY Q1 Q2 Q3 Q4 Q1 Q1 Same Community Operating Income/Weighted average unit occupancy Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 86.7% 86.4% 86.7% 86.5% 85.7% $292,144 $301,704 $288,397 $278,141 $297,977 Same Community RevPAR Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 $3,894 $3,871 $3,871 $3,831 $3,925 Senior Housing: Same Community

10 Resident fee revenue $ 415,775 $ 406,908 $ 403,655 $ 383,588 $ 388,310 Less: Facility operating expenses (278,140) (267,901) (271,664) (259,430) (252,673) Owned Portfolio Operating Income 137,635 139,007 131,991 124,158 135,637 (1.5)% Less: G&A Portfolio Allocation (see page 14) (19,715) (20,015) (14,685) (16,163) (16,808) Owned Portfolio Operating Income (Adjusted to Include G&A Allocation) $ 117,920 $ 118,992 $ 117,306 $ 107,995 $ 118,829 0.8 % Additional Information Interest expense: property level and corporate debt $ (43,667) $ (43,408) $ (43,380) $ (42,302) $ (40,285) Community level capital expenditures, net (see page 15) $ (24,008) $ (18,661) $ (19,983) $ (18,668) $ (13,909) Number of communities (period end) 407 407 375 363 362 Period end number of units 35,504 35,541 33,800 33,054 33,016 Total Average Units 36,248 35,615 35,206 33,489 33,041 RevPAR $ 3,823 $ 3,808 $ 3,822 $ 3,818 $ 3,916 2.4 % Weighted average unit occupancy 85.5% 85.1% 85.4% 85.2% 84.4% -110 bps RevPOR $ 4,470 $ 4,474 $ 4,473 $ 4,481 $ 4,641 3.8 % Interest Coverage (as of March 31, 2017) 2.6x Net Debt (as of March 31, 2017; see page 19) $ 3,502,997 ($ in 000s, except RevPAR and RevPOR) FY 2016 FY 2017 YoY Q1 Q2 Q3 Q4 Q1 Q1 Senior Housing: Owned Portfolio

BROOKDALE
— SENIOR LIVING SOLUTIONS —

Senior Housing: Leased Portfolio

($ in 000s, except RevPAR and RevPOR)	FY 2016 Q1	FY 2016 Q2	FY 2016 Q3	FY 2016 Q4	FY 2017 Q1	YoY Q1
Resident fee revenue	$ 523,181	$ 524,324	$ 521,913	$ 512,444	$ 516,645	
Less: Facility operating expenses	(330,088)	(320,898)	(329,918)	(328,993)	(325,526)	
Leased Portfolio Operating Income	193,093	203,426	191,995	183,451	191,119	*(1.0)%*
Less: G&A Portfolio Allocation *(see page 14)*	(24,809)	(25,791)	(18,987)	(21,592)	(22,362)	
Leased Portfolio Operating Income (adjusted to Include G&A Allocation)	**$ 168,284**	**$ 177,635**	**$ 173,008**	**$ 161,859**	**$ 168,757**	***0.3 %***
Additional Information						
Total cash lease payments *(see page 16)*	$ (153,888)	$ (154,398)	$ (154,699)	$ (155,255)	$ (154,422)	
Proceeds from entrance fees, net of refunds and amortization	$ 1,568	$ 3,352	$ 2,389	$ 1,575	$ (173)	
Community level capital expenditures, net *(see page 15)*	$ (21,376)	$ (23,573)	$ (17,360)	$ (16,585)	$ (14,801)	
Number of communities (period end)	552	549	546	539	476	
Period end number of units	45,423	44,978	44,762	44,081	38,170	
Total Average Units	44,693	45,085	44,853	44,540	43,821	
RevPAR	$ 3,895	$ 3,869	$ 3,870	$ 3,827	$ 3,922	*0.7 %*
Weighted average unit occupancy	86.7%	86.4%	86.8%	86.6%	85.9%	*-80 bps*
RevPOR	$ 4,495	$ 4,478	$ 4,458	$ 4,420	$ 4,564	*1.5 %*
Lease Coverage *(as of March 31, 2017)*					1.05x	

Lease Maturity Information as of March 31, 2017

Initial lease maturities	Leased communities with purchase options: Community count	Leased communities with purchase options: Total Average Units	Leased communities without purchase options: Community count	Leased communities without purchase options: Total Average Units	Total leased communities: Community count	Total leased communities: Total Average Units	Trailing twelve months ended December 31, 2016: Total cash lease payments
2017	1	903	27	2,246	28	3,149	$ 16,613
2018	42	2,169	11	1,501	53	3,670	47,031
2019	3	327	50	2,762	53	3,089	47,164
2020	2	301	89	4,626	91	4,927	57,148
2021	—	—	27	1,686	27	1,686	20,844
Thereafter	47	2,556	177	19,093	224	21,649	317,365
Total	95	6,256	381	31,914	476	38,170	$ 506,165

11

BROOKDALE
—SENIOR LIVING SOLUTIONS—

New Supply (1)

Brookdale's Largest 20 Markets - Competitive Summary

	Brookdale in NIC Markets				Competition Within 20 Minute Drive					
Market	Community Count	Total Average Units (IL/AL/MC)	Q1 2017 Weighted Average Unit Occupancy	Q1 2017 RevPAR	New Const. Properties (2)	IL/AL/MC New Const. Units (2)	1 Yr Projected Unit Opens % of Supply (2)	Current Saturation (3)	5 Yr Projected Total Pop Growth (4)	5 Yr Projected Age 75 + Pop w/ Inc. $50k + Growth (4)
Chicago, IL	17	2,619	90.7%	$ 3,974	13	1,662	6.8%	21.9%	1.4%	20.0%
Seattle, WA	25	2,449	89.1%	3,780	4	454	2.1%	31.3%	7.1%	32.9%
Los Angeles, CA	21	2,258	83.2%	3,842	3	453	1.7%	11.8%	3.6%	22.3%
Phoenix, AZ	24	2,210	87.2%	3,982	11	1,443	6.9%	29.5%	7.3%	43.3%
Dallas, TX	26	1,748	87.4%	3,548	18	1,405	5.5%	30.1%	8.5%	35.0%
Portland, OR	19	1,648	93.4%	3,574	2	398	2.1%	51.6%	6.0%	45.2%
Charlotte, NC	19	1,457	90.5%	4,417	2	184	1.9%	38.8%	8.6%	45.7%
Denver, CO	11	1,207	83.8%	4,514	15	1,661	13.9%	27.5%	8.6%	34.3%
Riverside, CA	12	1,205	83.5%	3,262	3	350	3.3%	17.4%	4.7%	19.9%
Austin, TX	10	1,042	86.8%	5,374	7	734	10.6%	28.0%	13.5%	41.3%
Miami, FL	7	1,038	81.9%	2,959	4	664	4.7%	18.5%	6.5%	40.4%
Jacksonville, FL	9	1,013	88.9%	3,689	7	721	14.7%	28.0%	6.3%	50.6%
Houston, TX	12	988	85.5%	4,502	10	1,163	11.2%	18.5%	9.6%	36.7%
Richmond, VA	2	981	87.8%	1,963	3	196	2.8%	43.2%	5.6%	8.7%
San Antonio, TX	12	971	73.1%	3,039	—	—	—%	26.1%	8.6%	29.4%
Detroit, MI	10	955	87.1%	3,398	9	1,203	7.6%	29.7%	1.4%	42.9%
Tampa, FL	8	877	81.5%	3,074	6	677	6.4%	23.1%	5.6%	39.7%
Atlanta, GA	9	858	87.0%	3,302	8	905	9.2%	33.6%	8.1%	56.2%
Orlando, FL	11	848	83.0%	3,706	3	365	5.6%	22.7%	9.0%	48.5%
Cleveland, OH	7	838	84.3%	4,475	1	84	1.0%	25.1%	-0.3%	38.0%
Top 20 Markets	**271**	**27,210**	**86.5%**	**$ 3,779**	**129**	**14,722**	**5.4%**	**23.8%**	**6.0%**	**32.9%**
All Other NIC Markets	**327**	**26,735**	**85.2%**	**$ 3,928**	**95**	**10,748**	**3.4%**	**23.8%**	**4.5%**	**28.6%**

(1) Data reflected is for the consolidated senior housing portfolio only.
(2) NIC MAP Supply Set, Q1 2017 "New Construction" properties with projected open dates through Q1 2018.
(3) Saturation is equal to units per population Age 75+ with income 50k+.
(4) Percentage changes are based on data from Esri for 2016-2021.

12

13 Resident fee revenue Home Health $ 96,903 $ 97,423 $ 91,858 $ 91,199 $ 92,241 Outpatient Therapy 15,380 14,511 12,667 9,320 6,375 Hospice 9,120 10,503 11,766 12,531 13,346 Other ancillary services 789 899 972 992 10 Segment resident fee revenue 122,192 123,336 117,263 114,042 111,972 (8.4)% Segment Operating Income 14,518 19,032 14,624 16,289 15,629 7.7 % Segment Operating Margin 11.9% 15.4% 12.5% 14.3% 14.0% 210 bps G&A Allocation (see page 14) (7,965) (7,998) (6,323) (6,331) (7,225) Segment Operating Income (Adjusted to Include G&A Allocation) $ 6,553 $ 11,034 $ 8,301 $ 9,958 $ 8,404 28.2 % Segment Operating Margin (Adjusted to Include G&A Allocation) 5.4% 8.9% 7.1% 8.7% 7.5% 210 bps Additional Information Interest expense $ (323) $ (323) $ (321) $ (303) $ (288) Community level capital expenditures, net (see page 15) $ (375) $ (77) $ (155) $ (51) $ (22) Home Health average daily census 15,835 15,388 14,456 14,587 15,370 (2.9)% Outpatient Therapy treatment codes 509,651 476,530 419,619 307,933 193,853 (62.0)% Hospice average daily census 654 737 813 863 920 40.7% ($ in 000s) FY 2016 FY 2017 YoY Q1 Q2 Q3 Q4 Q1 Q1 Ancillary Services

G&A Expense & Transaction Costs

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s)	FY 2016 Q1	FY 2016 Q2	FY 2016 Q3	FY 2016 Q4	FY 2017 Q1	YoY Q1
G&A Expense Allocations [1]						
Senior Housing Owned Portfolio allocation	$ 19,715	$ 20,015	$ 14,685	$ 16,163	$ 16,808	
Senior Housing Leased Portfolio allocation	24,809	25,791	18,987	21,592	22,362	
Ancillary Services allocation	7,965	7,998	6,323	6,331	7,225	
Management Services allocation	11,256	11,200	8,567	9,505	11,238	
Total allocations [1]	63,745	65,004	48,562	53,591	57,633	
Non-cash stock-based compensation expense	9,769	8,994	8,455	5,067	7,774	
Integration, Transaction-Related and Strategic Project Costs	19,107	16,697	6,408	8,010	153	
General and administrative expense	92,621	90,695	63,425	66,668	65,560	*-29.2%*
Transaction Costs	850	441	659	2,040	7,593	
General and administrative expense and transaction costs	$ 93,471	$ 91,136	$ 64,084	$ 68,708	$ 73,153	*-21.7%*
Allocated G&A Expense as a Percentage of Resident Fee Revenue						
Resident fee revenue	$ 1,061,148	$ 1,054,568	$ 1,042,831	$ 1,010,074	$ 1,016,927	
Senior Housing Owned Portfolio allocation	19,715	20,015	14,685	16,163	16,808	
Senior Housing Leased Portfolio allocation	24,809	25,791	18,987	24,592	22,362	
Ancillary Services allocation	7,965	7,998	6,323	6,331	7,225	
Non-cash stock-based compensation expense	9,769	8,994	8,455	5,067	7,774	
Total	$ 62,258	$ 62,798	$ 48,450	$ 49,153	$ 54,169	
As a % of resident fee revenue	*5.9%*	*6.0%*	*4.6%*	*4.9%*	*5.3%*	

(1) G&A allocations are calculated using a methodology which the Company believes best matches the type of general and administrative cost with the community, segment, or portfolio. Some of the allocations are based on direct utilization and some are based on formulas such as unit proportion. G&A allocations presented herein exclude non-cash stock-based compensation expense and integration, transaction, transaction-related and strategic project costs.

14

Capital Expenditures

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s, except for Community level capital expenditures per unit)	FY 2016				FY 2017	YoY
	Q1	Q2	Q3	Q4	Q1	Q1
Community level capital expenditures, including allocations [1]						
Senior Housing Owned Portfolio	$ 24,008	$ 18,661	$ 19,983	$ 18,668	$ 13,909	
Senior Housing Leased Portfolio	21,376	23,573	17,360	16,585	14,801	
Ancillary Services	375	77	155	51	22	
Community level capital expenditures, net [1]	45,759	42,311	37,499	35,304	28,732	*(37.2)%*
Corporate capital expenditures [2]	11,275	16,448	18,112	14,059	5,990	*(46.9)%*
Non-Development Capital Expenditures, net	**57,034**	**58,759**	**55,611**	**49,363**	**34,722**	***(39.1)%***
Development Capital Expenditures, net	**4,214**	**6,508**	**6,000**	**7,186**	**1,064**	***(74.8)%***
Total capital expenditures, net	**$ 61,248**	**$ 65,267**	**$ 61,611**	**$ 56,549**	**$ 35,786**	***(41.6)%***
Community level capital expenditures per unit	$ 565	$ 524	$ 468	$ 452	$ 374	*(33.8)%*
Reconciliation to Additions to PP&E						
Total capital expenditures, net	$ 61,248	$ 65,267	$ 61,611	$ 56,549	$ 35,786	
Add: Total lessor reimbursements	17,769	14,557	10,385	12,727	8,044	
Add: Change in related payables	29,493	1,726	1,894	421	5,098	
Additions to property, plant and equipment and leasehold intangibles, net	$ 108,510	$ 81,550	$ 73,890	$ 69,697	$ 48,928	

(1) Includes net recurring and EBITDA-enhancing projects which were formerly reported separately.
(2) Formerly referred to by the Company as corporate, integration and other.

15

Cash Lease Payments

BROOKDALE
—SENIOR LIVING SOLUTIONS—

($ in 000s)	FY 2016 Q1	FY 2016 Q2	FY 2016 Q3	FY 2016 Q4	FY 2017 Q1	YoY Q1
Operating Leases						
Facility lease expense	$ 96,689	$ 92,682	$ 92,519	$ 91,745	$ 88,807	
Less: Straight-line (income) expense, net	(3,935)	523	859	1,786	3,007	
Less: Amortization of (above) below market lease, net	1,733	1,733	1,699	1,699	1,697	
Add: Amortization of deferred gain	1,093	1,093	1,093	1,093	1,093	
Cash operating lease payments [1]	$ 95,580	$ 96,031	$ 96,170	$ 96,323	$ 94,604	*(1.0)%*
Capital and Financing Leases						
Interest expense: capital and financing lease obligations	$ 50,579	$ 50,581	$ 50,401	$ 50,451	$ 49,859	
Less: Non-cash interest expense on financing lease obligations	(6,439)	(6,575)	(6,714)	(6,768)	(6,156)	
Add: Lease financing debt amortization	15,302	15,532	16,024	16,409	17,248	
Cash capital and financing lease payments	$ 59,442	$ 59,538	$ 59,711	$ 60,092	$ 60,951	*2.5 %*
Total cash lease payments [1]	**$ 155,022**	**$ 155,569**	**$ 155,881**	**$ 156,415**	**$ 155,555**	***0.3 %***
Interest Expense Reconciliation to Income Statement						
Interest expense: capital and financing lease obligations	$ 50,579	$ 50,581	$ 50,401	$ 50,451	$ 49,859	
Less: Non-cash interest expense on financing lease obligations	(6,439)	(6,575)	(6,714)	(6,768)	(6,156)	
Interest expense: capital and financing lease obligations - cash payments	44,140	44,006	43,687	43,683	43,703	
Less: Interest income	(702)	(728)	(809)	(694)	(631)	
Interest expense: debt	43,990	43,731	43,701	42,605	40,573	
Interest expense, net	87,428	87,009	86,579	85,594	83,645	
Add: Amortization of deferred financing costs and debt premium (discount)	2,310	2,288	2,380	2,422	2,591	
Add: Change in fair value of derivatives	24	4	—	150	46	
Add: Non-cash interest expense on financing lease obligations	6,439	6,575	6,714	6,768	6,156	
Add: Interest income	702	728	809	694	631	
Interest expense per income statement	$ 96,903	$ 96,604	$ 96,482	$ 95,628	$ 93,069	

(1) Includes corporate lease expense of $1,134, $1,171, $1,182, $1,160 and $1,133 (in thousands), respectively.

16

Unconsolidated Ventures

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s)	Q1 2017 Total	Q1 2017 CCRC Venture	Q1 2017 Other Ventures	Twelve Months Ended March 31, 2017 Total
Resident fee revenue	$ 295,967	$ 100,021	$ 195,946	$ 1,144,164
Less: Facility operating expenses	(199,062)	(74,916)	(124,146)	(784,295)
Less: General and administrative expenses including management fees	(15,673)	(5,459)	(10,214)	(61,281)
Less: Facility lease expense	(426)	—	(426)	(1,869)
Adjusted EBITDA of Unconsolidated Ventures	**$ 80,806**	**$ 19,646**	**$ 61,160**	**$ 296,719**
Less: Interest expense, net	(28,419)	(6,047)	(22,372)	(140,260)
Add: Proceeds from entrance fees, net of refunds and amortization	5,517	5,517	—	40,378
Less: Other	134	(13)	147	(632)
Less: Community level capital expenditures, net	(17,027)	(9,072)	(7,955)	(93,527)
Adjusted Free Cash Flow of Unconsolidated Ventures	**$ 41,011**	**$ 10,031**	**$ 30,980**	**$ 102,678**
Statistics				
Brookdale's weighted average unit ownership percentage	22.9%	51.0%	13.6%	22.9%
Non-recourse debt principal of unconsolidated ventures as of March 31, 2017	$ 3,334,255	$ 639,191	$ 2,695,064	$ 3,334,255
Number of communities (period end)	205	16	189	205
Total Average Units	24,445	7,196	17,249	24,487
Weighted average unit occupancy	86.4%	85.7%	86.7%	86.9%
RevPOR	$ 4,571	$ 5,063	$ 4,367	$ 4,524
Brookdale's Proportionate Share of:				
Adjusted EBITDA of Unconsolidated Ventures	$ 17,126	$ 10,019	$ 7,107	$ 66,713
Adjusted Free Cash Flow of Unconsolidated Ventures	$ 8,750	$ 5,116	$ 3,634	$ 32,875
Debt principal of unconsolidated ventures as of March 31, 2017	$ 661,501	$ 325,988	$ 335,513	$ 661,501

17

18 $2,330,487 $1,233,566 (1) Includes mortgage debt, convertible notes, line of credit and other notes payable, but excludes capital and financing lease obligations. (2) Pertaining to variable rate debt, reflects a) market rates as of March 31, 2017 and b) applicable cap rates for hedged debt. Line of credit available to draw Cash and cash equivalents Total liquidity (available to draw + cash) $600,000 $400,000 $200,000 $0 03/31/16 06/30/16 09/30/16 12/31/16 03/31/17 $231,048 $267,244 $309,576 $367,642 $367,473 $70,862 $39,053 $74,184 $216,397 $59,237 $584,039 $383,760 $306,297$301,910 As of March 31, 2017 Weighted Rate Fixed rate debt 5.05% Variable rate debt (2) 3.42% Total debt and line of credit 4.49% Balance Total debt $ 3,564,053 Total Liquidity ($ in 000s) Debt & Liquidity $426,710 Debt Structure (1) ($ in 000s) Fixed rate debt Variable rate debt with interest rate caps Variable rate debt- unhedged Total variable rate debt $794,100 $439,466

BROOKDALE
—SENIOR LIVING SOLUTIONS—

Debt Maturity & Leverage

Debt Maturity Schedule
($ in 000s)


$1,400,000
$700,000
$0
$148,850
$1,219,195
$135,031
$473,708
$332,015
$1,255,254
2017
2018 (1)
2019
2020
2021
Thereafter
Debt (2)

	Weighted Rate	
	Debt [2]	Line of Credit
2017	5.05%	—
2018	4.51%	—
2019	5.97%	—
2020	5.19%	—
2021	5.76%	—
Thereafter	3.66%	—
Total	**4.49%**	**—**

	Total Balance
Debt [2]	$ 3,564,053

(1) Includes carrying value of $298.9 million of convertible notes.

(2) Includes mortgage debt, convertible notes and other notes payable, but excludes capital and financing leases and line of credit and recurring principal amortization.

Leverage Ratios [3]
($ in 000s)

Twelve months ended March 31, 2017			**Annualized Leverage**
Adjusted EBITDAR [4]	(A)	$ 1,211,444	
Less: Cash operating lease payments *(see page 16)*		(383,128)	
Adjusted EBITDA [4]		828,316	
Less: Cash capital and financing lease payments *(see page 16)*		(240,292)	
Adjusted EBITDA [4] after cash capital and financing lease payments	(B)	588,024	
As of March 31, 2017			
Debt [2]		3,564,053	
Line of credit		—	
Less: Cash and cash equivalents		(59,237)	
Less: Cash and escrow deposits - restricted held as collateral against existing debt		(1,819)	
Net Debt	(C)	**3,502,997**	**6.0x** (C/B)
Plus: Cash operating and capital and financing lease payments *(see page 16)* multiplied by 8		4,987,360	
Adjusted Net Debt	(D)	**$ 8,490,357**	**7.0x** (D/A)

(3) Leverage ratios include results of operations of communities disposed of through sale or lease termination through the disposition date.

(4) Amounts exclude integration, transaction, transaction-related and strategic project costs of $42.0 million.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDAR, Adjusted EBITDA and Adjusted EBITDA after cash capital and financing lease payments (in each case excluding integration, transaction, transaction-related and strategic-project costs), Net debt, and Adjusted net debt are financial measures that are not calculated in accordance with GAAP. See the definitions of such measures under "Definitions" below and important information regarding such measures, including reconciliations to the most comparable GAAP financial measures, under "Non-GAAP Financial Measures" below.

19

20 (1) Includes results of operations of communities disposed through sale or lease termination through the disposal date. (2) See page 14. G&A allocations presented on this page exclude non-cash stock-based compensation expense of $30,290 and integration, transaction, transaction-related and strategic project costs of $42,001 for the twelve months ended March 31, 2017. Senior Housing: Owned Portfolio (1) Owned Portfolio Operating Income $ 530,793 Less: G&A Portfolio Allocation (2) (67,671) Owned Portfolio Operating Income (Adjusted to Include G&A Allocation) $ 463,122 Net Debt as of March 31, 2017 (see page 19) $ 3,502,997 Total Average Units 34,338 Senior Housing: Leased Portfolio (1) Leased Portfolio Operating Income (Adjusted to Include G&A Allocation) (2) $ 681,259 Total cash lease payments (see page 16) $ (618,774) Proceeds from entrance fees, net of refunds and amortization $ 7,143 Total Average Units 44,575 Ancillary Services Segment Operating Income (Adjusted to Include G&A Allocation) (2) $ 37,697 Management Services Segment Operating Income (Adjusted to Include G&A Allocation) (2) $ 29,366 Unconsolidated Ventures Brookdale's Proportionate Share of Adjusted EBITDA $ 66,713 Brookdale's Proportionate Share of non-recourse debt principal as of March 31, 2017 $ 661,501 Total Average Units 24,487 Brookdale's weighted average unit ownership percentage 22.9% Shares outstanding (excluding 5,595,620 unvested restricted shares) as of March 31, 2017 186,203,330 ($ in 000s and are for the trailing twelve months ending March 31, 2017 unless otherwise noted) Net Asset Value Elements

21 Adjusted EBITDA is a non-GAAP financial measure that the Company defines as net income (loss) before provision (benefit) for income taxes; non-operating (income) expense items; depreciation and amortization (including non-cash impairment charges); (gain) loss on sale or acquisition of communities (including gain (loss) on facility lease termination); straight-line lease expense (income), net of amortization of (above) below market rents; amortization of deferred gain; non- cash stock-based compensation expense; and change in future service obligation. For purposes of the Company’s leverage ratios presented under “Debt Maturity & Leverage”, Adjusted EBITDA and Adjusted EBITDA after cash capital and financing lease payments exclude integration, transaction, transaction-related and strategic project costs. Adjusted EBITDAR is a non-GAAP financial measure that the Company defines as Adjusted EBITDA less cash operating lease payments. For purposes of the Company’s leverage ratios presented under “Debt Maturity & Leverage”, Adjusted EBITDAR excludes integration, transaction, transaction-related and strategic project costs. Adjusted Free Cash Flow is a non-GAAP financial measure that the Company defines as net cash provided by (used in) operating activities before: changes in operating assets and liabilities; gain (loss) on facility lease termination; and distributions from unconsolidated ventures from cumulative share of net earnings; plus: proceeds from refundable entrance fees, net of refunds; and property insurance proceeds; less: lease financing debt amortization and Non- Development Capital Expenditures (next page). Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus cash operating and capital and financing lease payments for the relevant period multiplied by 8. Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures is a non-GAAP financial measure calculated based on the Company’s equity ownership percentage and in a manner consistent with the Company’s definition of Adjusted EBITDA for its consolidated entities. The Company’s investments in its unconsolidated ventures are accounted for under the equity method of accounting. Brookdale’s Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures is a non-GAAP financial measure calculated based on the Company’s equity ownership percentage and in a manner consistent with the Company’s definition of Adjusted Free Cash Flow for its consolidated entities. The Company’s investments in its unconsolidated ventures are accounted for under the equity method of accounting and, therefore, the Company’s proportionate share of Adjusted Free Cash Flow of unconsolidated ventures does not represent cash available to the Company’s consolidated business except to the extent it is distributed to the Company. Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue of the Company, less facility operating expenses. Combined Segment Operating Income does not include general and administrative expenses, transaction costs or depreciation and amortization. Community Labor Expenses is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers compensation. Development Capital Expenditures means capital expenditures for community expansions and major community redevelopment and repositioning projects, including the Company’s Program Max initiative, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements received or anticipated to be received. Integration, Transaction, Transaction-Related and Strategic Project Costs are general and administrative expenses. Integration costs include transition costs associated with the Emeritus merger and organizational restructuring (such as severance and retention payments and recruiting expenses), third party consulting expenses directly related to the integration of Emeritus (in areas such as cost savings and synergy realization, branding and technology and systems work), and internal costs such as training, travel and labor, reflecting time spent by Company personnel on integration activities and projects. Transaction and transaction- related costs include third party costs directly related to the acquisition of Emeritus, other acquisition and disposition activity, community financing and leasing activity and corporate capital structure assessment activities (including shareholder relations advisory matters), and are primarily comprised of legal, finance, consulting, professional fees and other third party costs. Strategic project costs include costs associated with certain strategic projects related to refining the Company's strategy, building out enterprise-wide capabilities for the post-merger platform (including the electronic medical records (“EMR”) roll-out project) and reducing costs and achieving synergies by capitalizing on scale. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income adjusted for 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months cash lease payments for both operating leases and capital and financing leases, excluding corporate lease expense. Definitions

22 Leased Portfolio Operating Income is defined by the Company as resident fee revenues (excluding Brookdale Ancillary Services segment revenue), less facility operating expenses for the Company’s Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expenses (unless otherwise noted), transaction costs or depreciation and amortization. Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt (mortgage debt, convertible notes and other notes payable) and the outstanding balance on the line of credit, less unrestricted cash and cash held as collateral against existing debt. n/m means not meaningful and is used in the year-over-year variance column if either or both periods being compared have a negative sign. Non-Development Capital Expenditures is comprised of corporate and community-level capital expenditures, including those related to maintenance, renovations, upgrades and other major building infrastructure projects for the Company’s communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions and major community redevelopment and repositioning projects, including the Company’s Program Max initiative, and the development of new communities (i.e., Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements received or anticipated to be received. Owned Portfolio Operating Income is defined by the Company as resident fee revenues (excluding Brookdale Ancillary Services segment revenue), less facility operating expenses for the Company’s Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expenses (unless otherwise noted), transaction costs or depreciation and amortization. RevPAR, or average monthly senior housing resident fee revenues per available unit, is defined by the Company as resident fee revenues, excluding Brookdale Ancillary Services segment revenue and entrance fee amortization, for the corresponding portfolio for the period, divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. RevPOR, or average monthly senior housing resident fee revenues per occupied unit, is defined by the Company as resident fee revenues, excluding Brookdale Ancillary Services segment revenue and entrance fee amortization, for the corresponding portfolio for the period, divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects historical results from senior housing operations for same store communities (utilizing the Company's methodology for determining same store communities). Segment Operating Income is defined by the Company as segment revenues less segment facility operating expenses. Segment Operating Income does not include general and administrative expenses (unless otherwise noted), transaction costs or depreciation and amortization. Management Services segment operating income excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there are no facility operating expenses associated with the Management Services segment. See the Segment Information note to the Company’s consolidated financial statements for more information regarding the Company’s segments. Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned, managed – 3rd party, or managed – venture communities. Senior Housing Operating Income is defined by the Company as segment revenues less segment facility operating expenses for the Company’s Retirement Centers, Assisted Living and CCRCs–Rental segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expenses, transaction costs or depreciation and amortization. Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased, managed – 3rd party, or managed – venture communities. Total Average Units represents the average number of units operated during the period, excluding equity homes. Total RevPAR, or average monthly resident fee revenues per available unit, is defined by the Company as resident fee revenues, excluding entrance fee amortization, for the Company for the period, divided by the weighted average number of available units in the Company’s consolidated portfolio for the period, divided by the number of months in the period. Definitions

23 Brookdale West Hartford West Hartford, CT Consolidated Statements of Cash Flows 24 Non-GAAP Financial Measures 25 Appendix

Consolidated Statements of Cash Flows

BROOKDALE
—SENIOR LIVING SOLUTIONS—

($ in 000s)	FY 2016 Q1	FY 2016 Q2	FY 2016 Q3	FY 2016 Q4	FY 2017 Q1
Cash Flows from Operating Activities					
Net income (loss)	$ (48,817)	$ (35,491)	$ (51,728)	$ (268,600)	$ (126,361)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:					
Loss on extinguishment of debt, net	139	—	236	876	54
Depreciation and amortization, net	129,447	135,682	133,163	131,510	130,078
Asset impairment	3,375	4,152	19,111	221,877	20,706
Equity in (earnings) loss of unconsolidated ventures	(1,018)	(338)	878	(1,182)	(981)
Distributions from unconsolidated ventures from cumulative share of net earnings	—	—	6,400	17,144	439
Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(1,093)
Amortization of entrance fee revenue	(926)	(1,013)	(1,172)	(1,084)	(1,198)
Proceeds from deferred entrance fee revenue	3,087	4,371	3,869	2,653	1,927
Deferred income tax (benefit) provision	934	(602)	3,472	(556)	83,310
Change in deferred lease liability	3,935	(523)	(859)	(1,786)	(3,007)
Change in fair value of derivatives	24	4	—	150	46
(Gain) loss on sale of assets, net	(2,749)	198	425	(5,092)	603
Non-cash stock-based compensation	9,769	8,994	8,455	5,067	7,774
Non-cash interest expense on financing lease obligations	6,439	6,575	6,714	6,768	6,156
Amortization of (above) below market rents, net	(1,733)	(1,733)	(1,699)	(1,699)	(1,697)
Other	(2,330)	(1,267)	(2,763)	(2,777)	(1,398)
Changes in operating assets and liabilities:					
Accounts receivable, net	(2,738)	8,177	2,744	(6,602)	3,556
Prepaid expenses and other assets, net	(36,554)	19,709	9,507	10,292	(8,630)
Accounts payable and accrued expenses	(1,388)	(21,745)	(50,759)	(9,356)	(51,627)
Tenant refundable fees and security deposits	(226)	264	(731)	(146)	(297)
Deferred revenue	12,766	(16,825)	15,272	(7,913)	8,406
Net cash provided by operating activities	70,343	107,496	99,442	88,451	66,766
Cash Flows from Investing Activities					
Decrease (increase) in lease security deposits and lease acquisition deposits, net	(1,210)	(328)	(238)	(449)	(420)
Decrease (increase) in cash and escrow deposits - restricted	72	283	(2,165)	6,837	(629)
Additions to property, plant and equipment and leasehold intangibles, net	(108,510)	(81,550)	(73,890)	(69,697)	(48,928)
Acquisition of assets, net of related payables	(12,157)	—	—	—	—
Investment in unconsolidated ventures	(2,365)	(1,368)	(2,338)	(7,306)	(185,971)
Distributions received from unconsolidated ventures	1,724	1,878	1,234	214,137	1,807
Proceeds from sale of assets, net	45,584	—	173,887	78,461	31,675
Property insurance proceeds	2,330	1,267	2,763	2,777	1,398
Other	84	(2,470)	3,109	6,439	696
Net cash (used in) provided by investing activities	(74,448)	(82,288)	102,362	231,199	(200,372)
Cash Flows from Financing Activities					
Proceeds from debt	177,370	14,758	10,004	185,216	34,455
Repayment of debt and capital and financing lease obligations	(84,016)	(44,411)	(89,269)	(251,613)	(52,273)
Proceeds from line of credit	448,500	446,000	382,000	—	—
Repayment of line of credit	(548,500)	(469,500)	(468,500)	(100,000)	—
Purchase of treasury stock	—	—	—	(9,640)	—
Payment of financing costs, net of related payables	(818)	177	(773)	(1,524)	(321)
Proceeds from refundable entrance fees, net of refunds	(593)	(6)	(308)	6	(902)
Payment on lease termination	(4,625)	(4,625)	—	—	—
Payments of employee taxes for withheld shares	(965)	(3)	(467)	(205)	(5,112)
Other	585	593	640	323	599
Net cash provided by (used in) financing activities	(13,062)	(57,017)	(166,673)	(177,437)	(23,554)
Net increase (decrease) in cash and cash equivalents	(17,167)	(31,809)	35,131	142,213	(157,160)
Cash and cash equivalents at beginning of period	**88,029**	**70,862**	**39,053**	**74,184**	**216,397**
Cash and cash equivalents at end of period	**$ 70,862**	**$ 39,053**	**$ 74,184**	**$ 216,397**	**$ 59,237**

24

25 This Supplemental Information contains financial measures utilized by management to evaluate the Company’s operating performance and liquidity that are not calculated in accordance with GAAP, including Adjusted EBITDA; the Company's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures; Adjusted EBITDAR, Adjusted EBITDA and Adjusted EBITDAR after cash lease payments (in each case excluding integration, transaction, transaction-related and strategic project costs); Net Debt; Adjusted Net Debt; Adjusted Free Cash Flow; and the Company’s Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures, the Company’s definitions for which are included in the “Definitions” section above. In addition, this section contains reconciliations of the Company’s non-GAAP financial measures Cash From Facility Operations (CFFO), Adjusted CFFO and the Company's proportionate share of CFFO of unconsolidated ventures, which the Company historically reported and has included herein for purposes of comparison. These non-GAAP financial measures should not be considered in isolation from or as superior to or as a substitute for net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt, less current portion, current portion of long-term debt, or other financial measures determined in accordance with GAAP. Management uses these non-GAAP financial measures to supplement the Company’s GAAP results to provide a more complete understanding of the factors and trends affecting the business. Investors are urged to review the reconciliations set forth in this section of such non-GAAP financial measures to their most comparable GAAP financial measures and to review the information under “Reconciliation of Non-GAAP Financial Measures” in the Company’s earnings release dated May 8, 2017 for additional information regarding the Company’s use, and the limitations of, the Company’s non-GAAP financial measures. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP measures may not be comparable to similar measures disclosed by other companies, because not all companies calculate such measures in the same manner. As noted in the Company’s earnings release dated May 8, 2017, the Company changed its definition and calculation of Adjusted EBITDA when it reported results for the second quarter of 2016.  Prior period amounts of Adjusted EBITDA presented herein have been recast to conform to the new definition. See "Reconciliation of Non-GAAP Financial Measures" in the Company’s earnings release dated May 8, 2017 for more information regarding the changes made to the definition and calculation of Adjusted EBITDA.  In addition, the Company changed its definition and calculation of CFFO when it reported results for the third quarter of 2016. Prior period amounts of the Company's CFFO and Adjusted CFFO have been recast to reflect the Company's CFFO and Adjusted CFFO separate from, and exclusive of, the Company's proportionate share of CFFO of unconsolidated ventures. Previously, in connection with the Company's reporting results for the second quarter of 2016, the Company began reporting CFFO as a measure of liquidity, and as such the Company changed the definition of CFFO to reflect the reconciliation of such measure from the Company's net cash provided by (used in) operating activities. This previous change had no effect on the amounts of CFFO or Adjusted CFFO presented herein. Non-GAAP Financial Measures

26 Net income (loss) $ (48,817) $ (35,491) $ (51,728) $ (268,600) $ (126,361) Provision (benefit) for income taxes 1,665 123 4,159 (569) 84,028 Equity in loss (earnings) of unconsolidated ventures (1,018) (338) 878 (1,182) (981) Debt modification and extinguishment costs 1,110 186 1,944 5,930 61 (Gain) loss on sale of assets, net (2,749) 198 425 (5,092) 603 Other non-operating income (5,038) (2,267) (3,706) (3,790) (1,662) Interest expense 96,903 96,604 96,482 95,628 93,069 Interest income (702) (728) (809) (694) (631) Income (loss) from operations 41,354 58,287 47,645 (178,369) 48,126 Depreciation and amortization 127,137 133,394 130,783 129,088 127,487 Asset impairment 3,375 4,152 19,111 221,877 20,706 Loss on facility lease termination — — — 11,113 — Straight-line lease expense (income) 3,935 (523) (859) (1,786) (3,007) Amortization of (above) below market lease, net (1,733) (1,733) (1,699) (1,699) (1,697) Amortization of deferred gain (1,093) (1,093) (1,093) (1,093) (1,093) Non-cash stock-based compensation expense 9,769 8,994 8,455 5,067 7,774 Adjusted EBITDA $ 182,744 $ 201,478 $ 202,343 $ 184,198 $ 198,296 ($ in 000s) FY 2016 FY 2017 Q1 Q2 Q3 Q4 Q1 Adjusted EBITDA Reconciliation Non-GAAP Financial Measures (Continued)

27 Adjusted EBITDAR; Adjusted EBITDA; and Adjusted EBITDA after cash capital and financing lease payments Reconciliations (excluding integration, transaction, transaction-related and strategic-project costs) ($ in 000s) Twelve Months Ended March 31, 2016 2017 Net income (loss) $ (376,263) $ (482,180) (Benefit) provision for income taxes (12,256) 87,741 Equity in (loss) earnings of unconsolidated ventures 1,270 (1,623) Debt modification and extinguishment costs 8,086 8,121 Gain on sale of assets, net (4,019) (3,866) Other non-operating income (11,104) (11,425) Interest expense 389,185 381,783 Interest income (1,878) (2,862) Income (loss) from operations (6,979) (24,311) Depreciation and amortization 639,875 520,752 Asset impairment 61,316 265,846 Loss on facility lease termination — 11,113 Facility lease expense 369,792 365,753 Non-cash stock-based compensation expense 32,547 30,290 Change in future service obligation (941) — Integration, transaction, transaction-related and strategic project costs 117,307 48,955 Cash paid for debt modification and extinguishment costs (7,871) (6,954) Adjusted EBITDAR (excluding Integration, Transaction, Transaction-Related and Strategic Project Costs) $ 1,205,046 $ 1,211,444 Facility lease expense $ (369,792) $ (365,753) Straight-line lease expense (income) 8,090 (6,175) Amortization of (above) below market lease, net (6,932) (6,828) Amortization of deferred gain (4,372) (4,372) Adjusted EBITDA (excluding Integration, Transaction, Transaction-Related and Strategic Project Costs) $ 832,040 $ 828,316 Interest expense: capital and financing lease obligations $ (208,508) $ (201,292) Non-cash interest expense on financing lease obligations 24,211 26,213 Lease financing debt amortization (58,657) (65,213) Adjusted EBITDA after cash capital and financing lease payments (excluding Integration, Transaction, Transaction-Related and Strategic Project Costs) $ 589,086 $ 588,024 Non-GAAP Financial Measures (Continued)

28 Net Debt and Adjusted Net Debt Reconciliations ($ in 000s) As of March 31, 2017 2016 Long-term debt (including current portion) $ 3,564,053 $ 3,728,710 Line of credit — 210,000 Less: cash and cash equivalents (59,237) (70,862) Less: cash held as collateral against existing debt (1,819) (4,846) Net Debt 3,502,997 3,863,002 Plus: trailing twelve months cash lease payments multiplied by 8 4,987,360 4,927,680 Adjusted Net Debt $ 8,490,357 $ 8,790,682 Adjusted Net Debt to Adjusted EBITDAR (excluding Integration, Transaction, Transaction- Related and Strategic Project Costs) 7.0x 7.3x Net Debt to Adjusted EBITDA after cash capital and financing lease payments (excluding Integration, Transaction, Transaction-Related and Strategic Project Costs) 6.0x 6.6x Non-GAAP Financial Measures (Continued)

Non-GAAP Financial Measures (Continued)

BROOKDALE
—SENIOR LIVING SOLUTIONS—

Adjusted Free Cash Flow; CFFO; and Adjusted CFFO Reconciliations

($ in 000s)	FY 2016				FY 2017
	Q1	Q2	Q3	Q4	Q1
Net cash provided by operating activities	$ 70,343	$ 107,496	$ 99,442	$ 88,451	$ 66,766
Net cash (used in) provided by investing activities	(74,448)	(82,288)	102,362	231,199	(200,372)
Net cash (used in) provided by financing activities	(13,062)	(57,017)	(166,673)	(177,437)	(23,554)
Net increase (decrease) in cash and cash equivalents	$ (17,167)	$ (31,809)	$ 35,131	$ 142,213	$ (157,160)
Net cash provided by operating activities	$ 70,343	$ 107,496	$ 99,442	$ 88,451	$ 66,766
Changes in operating assets and liabilities	28,140	10,420	23,967	13,725	48,592
Proceeds from refundable entrance fees, net of refunds	(593)	(6)	(308)	6	(902)
Lease financing debt amortization	(15,302)	(15,532)	(16,024)	(16,409)	(17,248)
Loss on facility lease termination	—	—	—	11,113	—
Distributions from unconsolidated ventures from cumulative share of net earnings	—	—	(6,400)	(17,144)	(439)
Less: Non-Development Capital Expenditures, net	(57,034)	(58,759)	(55,611)	(49,363)	(34,722)
Add: Property insurance proceeds	2,330	1,267	2,763	2,777	1,398
Adjusted Free Cash Flow	**$ 27,884**	**$ 44,886**	**$ 47,829**	**$ 33,156**	**$ 63,445**
Add: Non-Development Capital Expenditures, net	$ 57,034	$ 58,759	$ 55,611	$ 49,363	$ 34,722
Less: Recurring capital expenditures, net	(13,281)	(13,668)	(16,890)	(14,744)	(12,774)
Less: Property insurance proceeds	(2,330)	(1,267)	(2,763)	(2,777)	(1,398)
Add: Lease financing debt amortization with bargain purchase option	1,493	1,415	1,425	1,432	867
CFFO	**$ 70,800**	**$ 90,125**	**$ 85,212**	**$ 66,430**	**$ 84,862**
Less: Integration, Transaction, Transaction-Related and Strategic Project Costs	$ 20,928	$ 17,324	$ 8,775	$ 15,104	$ 7,753
Adjusted CFFO	**$ 91,728**	**$ 107,449**	**$ 93,987**	**$ 81,534**	**$ 92,615**

29

30 Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures. ($ in 000s) FY 2016 FY 2017 TTM Q1 Q2 Q3 Q4 Q1 Q1 2017 Net income (loss) $ 1,115 $ (1,232) $ (6,195) $ 1,917 $ 8,118 $ 2,608 Provision (benefit) for income taxes 26 517 224 227 263 1,231 Debt modification and extinguishment costs — — — 131 13 144 Gain on sale of assets, net — — — (724) (372) (1,096) Other non-operating income (loss) (112) (88) — (781) (434) (1,303) Interest expense 28,762 27,979 28,021 27,183 26,391 109,574 Interest income (667) (678) (700) (723) (703) (2,804) Income (loss) from operations 29,124 26,498 21,350 27,230 33,276 108,354 Depreciation and amortization 45,913 45,262 47,085 48,042 47,528 187,917 Asset impairment — 34 — 413 2 449 Adjusted EBITDA of unconsolidated ventures $ 75,037 $ 71,794 $ 68,435 $ 75,685 $ 80,806 $ 296,720 Brookdale's weighted average owernship percentage 22.7% 22.6% 22.4% 23.8% 21.2% 22.5% Brookdale's proportionate share of Adjusted EBITDA of unconsolidated ventures $ 17,004 $ 16,245 $ 15,353 $ 17,989 $ 17,126 $ 66,713 Non-GAAP Financial Measures (Continued)

Non-GAAP Financial Measures (Continued)

BROOKDALE
— SENIOR LIVING SOLUTIONS —

Brookdale's Proportionate Share of Adjusted Free Cash Flow and CFFO of Unconsolidated Ventures

For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures.

($ in 000s)	FY 2016				FY 2017	TTM
	Q1	Q2	Q3	Q4	Q1	Q1 2017
Net cash provided by operating activities	$ 54,593	$ 55,842	$ 47,095	$ 40,994	$ 59,924	$ 203,855
Net cash (used in) provided by investing activities	(37,924)	(45,682)	(40,885)	5,556	(1,150,080)	(1,231,091)
Net cash (used in) provided by financing activities	(5,851)	(14,784)	(12,073)	(55,554)	1,145,059	1,062,648
Net increase (decrease) in cash and cash equivalents	$ 10,818	$ (4,624)	$ (5,863)	$ (9,004)	$ 54,903	$ 35,412
Net cash provided by operating activities	$ 54,593	$ 55,842	$ 47,095	$ 40,994	$ 59,924	$ 203,855
Changes in operating assets and liabilities	(2,320)	(5,205)	(3,600)	8,617	2,086	1,898
Proceeds from refundable entrance fees, net of refunds	(2,099)	(677)	32	(4,931)	(4,365)	(9,941)
Non-Development Capital Expenditures, net	(21,805)	(24,507)	(25,761)	(26,232)	(17,027)	(93,527)
Property Insurance Proceeds	—	—	—	—	393	393
Adjusted Free Cash Flow of unconsolidated ventures	**$ 28,369**	**$ 25,453**	**$ 17,766**	**$ 18,448**	**$ 41,011**	**$ 102,678**
Brookdale's Weighted Average Ownership percentage	30.0%	38.7%	42.2%	36.7%	21.3%	32.0%
Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures	**$ 8,505**	**$ 9,860**	**$ 7,502**	**$ 6,763**	**$ 8,750**	**$ 32,875**
Adjusted Free Cash Flow	$ 28,369	$ 25,453	$ 17,766	$ 18,448	$ 41,011	$ 102,678
Add: Non-Development Capital Expenditures, net	21,805	24,507	25,761	26,232	17,027	93,527
Less: Property Insurance Proceeds	—	—	—	—	(393)	(393)
Less: Recurring capital expenditures, net	(4,316)	(5,189)	(5,256)	(5,075)	(4,475)	(19,995)
CFFO of unconsolidated ventures	**$ 45,858**	**$ 44,771**	**$ 38,271**	**$ 39,605**	**$ 53,170**	**$ 175,817**
Brookdale's Weighted Average Ownership percentage	33.5%	35.6%	36.2%	32.5%	24.6%	31.7%
Brookdale's proportionate share of CFFO of unconsolidated ventures	**$ 15,354**	**$ 15,939**	**$ 13,837**	**$ 12,870**	**$ 13,057**	**$ 55,703**

31

Brookdale Senior Living Inc. 111 Westwood Place, Suite 400 Brentwood, TN 37027 (615) 221-2250 www.brookdale.com